POWER OF ATTORNEY

I, Linda A. Davis Watters, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York (the “Companies”), do hereby constitute and appoint Martin Sheerin, Emanuel Alves, John J. Danello. Thomas J. Loftus. and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

Variable Life Registration Statements filed for the John Hancock Variable Life Account S:

John Hancock Variable Life Account S (Medallion Executive Variable Life, Medallion Executive	# 333-164150
Variable Life II, Medallion Executive Variable Life III)
John Hancock Variable Life Account S (Majestic VUL, Majestic Variable Universal Life 98)	# 333-164151
John Hancock Variable Life Account S (Variable Master Plan Plus)	# 333-164152
John Hancock Variable Life Account S (Majestic Variable COLI)	# 333-164153
John Hancock Variable Life Account S (Variable Estate Protection, Majestic Variable Estate	# 333-164156
Protection, Majestic Variable Estate Protection 98, Variable Estate Protection Plus)
John Hancock Variable Life Account S (Variable Estate Protection Edge, Performance Survivorship	# 333-164154
Variable Universal Life, Majestic Performance Survivorship Variable Universal Life)
John Hancock Variable Life Account S (Performance Executive Variable Life)	# 333-164155

Variable Life Registration Statements filed for the John Hancock Variable Life Account UV:

John Hancock Variable Life Account UV (Annual Premium Variable Life)	# 333-164157
John Hancock Variable Life Account UV (Flex V1)	# 333-164158
John Hancock Variable Life Account UV (Flex V2)	# 333-164159
John Hancock Variable Life Account UV (Medallion Variable Life)	# 333-164160
John Hancock Variable Life Account UV (Variable Estate Protection)	# 333-164161
John Hancock Variable Life Account UV (Variable Estate Protection Plus)	# 333-164162
John Hancock Variable Life Account UV (Variable Estate Protection Edge, Performance	# 333-164164
Survivorship Variable Universal Life, Majestic Performance Survivorship Variable Universal Life)
John Hancock Variable Life Account UV (Majestic Variable Universal Life 98)	# 333-164163
John Hancock Variable Life Account UV (Majestic Variable Estate Protection 98)	# 333-164165
John Hancock Variable Life Account UV (Medallion Executive Variable Life III)	# 333-164166
John Hancock Variable Life Account UV (Medallion Variable Universal Life Plus)	# 333-164167
John Hancock Variable Life Account UV (Medallion Variable Universal Life Edge, Medallion	# 333-164168
Variable Universal Life Edge II)
John Hancock Variable Life Account UV (Majestic Variable COLI)	# 333-164169
John Hancock Variable Life Account UV (Performance Executive Variable Life)	# 333-164170

Variable Life Registration Statements filed for the John Hancock Variable Life Account U:

John Hancock Variable Life Account U (Medallion Variable Life, Medallion Variable Universal Life Plus)	# 333-164171
John Hancock Variable Life Account U (Annual Premium Variable Life)	# 333-164172
John Hancock Variable Life Account U (Medallion Variable Universal Life Edge, Medallion	# 333-164173
Variable Universal Life Edge II)
John Hancock Variable Life Account U (eVariable Life)	# 333-164174

Variable Life Registration Statement filed for the John Hancock Variable Life Account V:

John Hancock Variable Life Account V (Flex Vl)	# 333-164175
John Hancock Variable Life Account V (Flex V2)	# 333-164176

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A) Account A:

John Hancock Life Insurance Company (U.S.A.) Account A (VUL Accumulator II, EPVUL, Accumulation)	# 333-85284
John Hancock Life Insurance Company (U.S.A.) Account A (VUL Protector)	# 333-88748
John Hancock Life Insurance Company (U.S.A.) Account A (SPVL)	# 333-71136
John Hancock Life Insurance Company (U.S.A.) Account A (Survivorship VUL 2003)	# 333-100597
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life)	# 333-124150
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Performance VUL)	# 333-131299
John Hancock Life Insurance Company (U.S.A.) Account A (Survivorship Variable Universal Life)	# 333-141692
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic Survivorship VULX)	# 333-148991
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VULX)	# 333-151630
John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation Variable Universal Life 08)	# 333-152406
John Hancock Life Insurance Company (U.S.A.) Account A (Majestic VCOLIX)	# 333-153252
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 09)	# 333-157212
John Hancock Life Insurance Company (U.S.A.) Account A (Protection Variable Universal Life 2012)	# 333-179570
John Hancock Life Insurance Company (U.S.A.) Account A (Accumulation VUL 2014)	# 333-193994
John Hancock Life Insurance Company (U.S.A.) Account A (Simplified Life)	# 333-194818

Variable Life Registration Statement filed for the John Hancock Life Insurance Company (U.S.A.) Account N:

John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 03, Corporate VUL 04)	# 333-100567
John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 05)	# 333-126668
John Hancock Life Insurance Company (U.S.A.) Account N (Corporate VUL 08)	# 333-152409

Variable Life Registration Statement filed for the John Hancock Life Insurance Company of New York Account B:

John Hancock Life Insurance Company of New York Account B (VUL Accumulator)	# 333-85296
John Hancock Life Insurance Company of New York Account B (VUL Protector 2002)	# 333-88972
John Hancock Life Insurance Company of New York Account B (SPVL)	# 333-33504
John Hancock Life Insurance Company of New York Account B (Survivorship VUL 2003)	# 333-100664
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life Insurance)	# 333-127543
John Hancock Life Insurance Company of New York Account B (Corporate VUL 05)	# 333-131139
John Hancock Life Insurance Company of New York Account B (Accumulation VUL)	# 333-131134
John Hancock Life Insurance Company of New York Account B (Majestic Performance VUL)	# 333-132905
John Hancock Life Insurance Company of New York Account B (Survivorship Variable Universal Life)	# 333-141693
John Hancock Life Insurance Company of New York Account B (Majestic Survivorship VULX)	# 333-148992
John Hancock Life Insurance Company of New York Account B (Majestic VULX)	# 333-151631
John Hancock Life Insurance Company of New York Account B (Accumulation Variable Universal Life 08)	# 333-152407
John Hancock Life Insurance Company of New York Account B (Corporate VUL 08)	# 333-152408
John Hancock Life Insurance Company of New York Account B (Majestic VCOLIX)	# 333-153253
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 09)	# 333-157213
John Hancock Life Insurance Company of New York Account B (Protection Variable Universal Life 2012)	# 333-179571
John Hancock Life Insurance Company of New York Account B (Accumulation VUL 2014)	# 333-193995
John Hancock Life Insurance Company of New York Account B (Simplified Life)	# 333-194819

Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective March 29, 2017 and remains in effect until revoked or revised.

Signature	Title	Date

/s/ Linda A. Davis Watters Linda A. Davis Watters	Director	March 29, 2017